UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	February 10, 2011
(February 8, 2011)

BEACON ROOFING SUPPLY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50924	36-4173371
(Commission File Number)	(IRS Employer
Identification No.)

1 Lakeland Park Drive
Peabody, MA	01960
(Address of Principal Executive Offices)	(Zip Code)

(877) 645-7663
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below, on February 8, 2011, shareholders of Beacon Roofing Supply, Inc. (the “Company”) approved the Amended and Restated 2004 Stock Plan (the “Plan”). The Plan, which appears as Appendix A to the Company’s Proxy Statement for the Annual Meeting held on February 8, 2011, is hereby incorporated by reference. The Plan contains the following material changes from the plan that was in effect prior to the amendment and restatement:

Number of Shares Subject to Award.  The number of shares issuable under the Plan has been increased from 5,050,000 to 7,800,000 shares. In addition, the following limitations have been revised:

Awards Other than Stock Options:  The maximum number of shares issuable as stock awards and/or stock unit awards is limited to 962,500 shares.

Incentive Stock Options:  The maximum number of shares issuable as incentive stock options has been increased from 5,050,000 to 7,800,000 shares.

Stock Units.  The Plan has been modified to permit the issuance of stock units and establish the restrictions, terms and conditions of such units. Prior to its current amendment and restatement, the Plan provided only for stock options and stock awards.

Shares Available Under the Plan.  The Plan no longer permits grants under the Plan with respect to shares used to pay the exercise price of a stock option or required tax withholding. Rather, these shares count against the aggregate number of shares available for issuance under the Plan. Prior to its current amendment and restatement, shares used to pay the stock option exercise price or tax withholding did not count against the number of shares issued under the Plan and could again be available for issuance.

Dividends on Performance-Based Stock Awards.  The Plan requires that dividends otherwise payable with respect to performance-based stock awards, or dividend equivalents payable with respect to performance-based stock unit awards, be held by the Company and only paid to the holder of such an award to the extent the related performance goals are satisfied. In addition, the Company’s Compensation Committee may hold dividends and dividend equivalents payable with respect to time-based stock or stock unit awards until the restrictions lapse. Prior to its current amendment and restatement, the Plan provided for dividend payments to be made with respect to all restricted stock awards at the same time dividends were paid on common stock generally.

Minimum Vesting.  The Plan generally requires minimum vesting requirements for stock awards and stock unit awards, whereby restrictions on performance-based awards do not lapse until the first anniversary of the date of grant and restrictions on time-based awards do not lapse until the third anniversary of the date of grant. The Compensation Committee has the discretion to accelerate vesting in the event of the participant’s termination of employment without cause. Prior to its amendment and restatement, the Plan had no minimum vesting provisions.

Payment of Option Exercise Price.  The Plan permits an optionholder to pay the option exercise price by having withheld shares that would otherwise be issuable pursuant to the option exercise withheld. Prior to its current amendment and restatement, the Plan permitted this payment alternative only to pay the withholding taxes associated with an award under the Plan.

Change in Control.   In the event there is a Change in Control of the Company (as defined in the Plan), the Compensation Committee can provide for the cash-out of a stock award or stock unit award, in which case the holder of such an award would receive an amount equal to the then fair market value of the shares subject to the award. Prior to its amendment and restatement, the Plan did not expressly provide for this action to be taken upon a Change in Control.

Repricing.  The Plan requires that any amendment to the Plan or a stock option agreement that results in a repricing of a stock option requires prior approval of stockholders. Prior to its current amendment and restatement, repricing of stock options was prohibited.

Term.  The term of the Plan has been extended from October 22, 2017 to February 8, 2021 (i.e., the end of the 10-year period following the date the stockholders approved the Plan as amended and restated).

Forms of restricted stock and restricted stock unit agreements under the Plan are attached hereto as Exhibits 10.2 and 10.3, respectively.

Item 5.07  Submission of Matters to a Vote of Security Holders.

(a)  Annual Meeting of Shareholders

The Annual Meeting of the Company was held on February 8, 2011.

(b)  Voting Results

1.) Shareholders approved the Company’s Amended and Restated 2004 Stock Plan. The final votes were:

For	36,469,351
Against	4,340,494
Abstain	340,993
Broker Non-Votes	2,249,295

2.) Shareholders elected eight directors to hold office until the 2012 Annual Meeting of Shareholders or until their successors are elected and qualified. The final votes with respect to each director nominee were:
	For	Withheld	Broker Non-Votes
Robert R. Buck	40,458,649	692,189	2,249,295
Paul M. Isabella	40,369,360	781,478	2,249,295
H. Arthur Bellows, Jr.	40,609,968	540,870	2,249,295
James J. Gaffney	40,539,658	611,180	2,249,295
Peter M. Gotsch	40,548,680	602,158	2,249,295
Andrew R. Logie	38,831,241	2,319,597	2,249,295
Stuart A. Randle	40,608,554	542,284	2,249,295
Wilson B. Sexton	40,610,068	540,770	2,249,295

3.) Shareholders ratified the appointment of Ernst & Young LLP, certified public accountants, as our independent registered public accounting firm for the fiscal year ending September 30, 2011. The final votes were:

For	43,235,399
Against	83,663
Abstain	81,071
Broker Non-Votes	0

4.) Shareholders approved the compensation for our named executive officers as presented in our proxy statement on a non-binding, advisory basis. The final votes were:
For	39,121,353
Against	1,442,873
Abstain	586,612
Broker Non-Votes	2,249,295

5.) Shareholders voted to have the Company hold a vote every year to approve the compensation for our named executive officers on a non-binding, advisory basis. The final votes were:
One Year	20,863,291
Two Years	49,733
Three Years	19,811,498
Abstain	426,316
Broker Non-Votes	2,249,295

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits are set forth on the attached exhibit index.

Exhibit Index

Exhibit Number	Description

10.1	Beacon Roofing Supply, Inc. Amended and Restated 2004 Stock Plan (incorporated by reference to Appendix A to the Company’s 2011 Proxy Statement for the Annual Meeting held on February 8, 2011)*

10.2	Form of Beacon Roofing Supply, Inc. 2004 Stock Plan Restricted Stock Award Agreement.*

10.3	Form of Beacon Roofing Supply, Inc. 2004 Stock Plan Restricted Stock Unit Agreement for Non-Employee Directors.*

* Compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date:	February 10, 2011	By:	/s/ David R. Grace
David R. Grace
Executive Vice President & CFO